Supplement dated December 1, 2016
to the Prospectus and Statement of Additional Information (SAI), as supplemented, if applicable, of the following fund:
Fund	Prospectus & SAI Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Long Government/Credit Bond Fund (the Fund)	Prospectus: 5/1/2016; SAI: 11/1/2016
Effective immediately, the list of portfolio managers under the caption "Fund Management" in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Carl Pappo, CFA	Senior Portfolio Manager and Head of Core Fixed Income	Co-manager	2013
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-manager	January 2016
Stephen Sheehan, CFA	Portfolio Manager	Co-manager	December 2016
The rest of the section remains the same.
Effective immediately, the information under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Carl Pappo, CFA	Senior Portfolio Manager and Head of Core Fixed Income	Co-manager	2013
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-manager	January 2016
Stephen Sheehan, CFA	Portfolio Manager	Co-manager	December 2016
Mr. Pappo joined one of the Columbia Management legacy firms or acquired business lines in 1993. Mr. Pappo began his investment career in 1991 and earned a B.S. from Babson College.
Mr. Callan joined the Investment Manager in 2007. Mr. Callan began his investment career in 2004 and earned an M.B.A. from the University of Minnesota.
Mr. Sheehan joined one of the Columbia Management legacy firms or acquired business lines in 2009. Mr. Sheehan began his investment career in 2009 and earned a B.A. from Harvard University.
The rest of the section remains the same.
Effective December 1, 2016, the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2015, unless otherwise noted
VP - Long Government/Credit Bond Fund	Carl W. Pappo	5 RICs 1 PIV 24 other accounts	$10.71 billion $50.77 million $2.20 billion	None	Columbia Management	Columbia Management
	Jason Callan	4 RICs 6 PIVs 4 other accounts	$ 3.63 billion $14.84 billion $734,551.49	None
	Stephen Sheehan(b)	4 other accounts	$123,870.24	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2016.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1876-5 (12/16)